UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): August 13, 2009

THE PBSJ CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-30911	59-1494168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 West Cypress Street

Suite 200

Tampa, Florida 33607

(Address of principal executive office)

Registrant’s telephone number, including area code (813) 282-7275

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information contained in Item 5.02 of this Current Report on Form 8-K concerning the Indemnification Agreement is hereby incorporated by reference into this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2009, Phillip E. Searcy submitted his written resignation as a director of The PBSJ Corporation, a Florida corporation (the “Company”), and as a member of the audit, compensation, governance and nominating committees of the Board of Directors of the Company (the “Board”), effective immediately. Mr. Searcy’s resignation was for personal reasons and did not express any disagreement with the Company regarding its operations, policies or practices. Also on August 13, 2009, the Board appointed Joel Bennett as a director of the Company to fill the vacancy created by the resignation of Mr. Searcy, effective immediately. Mr. Bennett has not yet been named to any committees of the Board.

Other than as described in this Current Report on Form 8-K, there are no arrangements or understandings between Mr. Bennett and any other person pursuant to which Mr. Bennett was appointed as a director of the Company, other than the Company’s compensation arrangements and plans for directors and the Company’s other policies and procedures which are generally applicable to directors.

Other than as described in this Current Report on Form 8-K, since the beginning of the Company’s last fiscal year, the Company and its subsidiaries have not engaged in any transactions, and there are no proposed transactions, or series of similar transactions, in which Mr. Bennett had a direct or indirect material interest in which the amount involved exceeds $120,000.

The Company will enter into its standard indemnification agreement (the “Indemnification Agreement”) with Mr. Bennett. The Indemnification Agreement supplements the Company’s Amended and Restated Bylaws and Florida law in providing certain indemnification rights to Mr. Bennett. The Indemnification Agreement provides, among other things, that the Company will indemnify Mr. Bennett to the fullest extent permitted by Florida law and to any greater extent that Florida law may in the future permit, including the advancement of attorneys’ fees and other expenses incurred by Mr. Bennett in connection with any threatened, pending or completed action, suit or other proceeding, whether of a civil, criminal, administrative or investigative nature, arising out of or in connection with the service of Mr. Bennett as a director of the Company or certain of its affiliates, subject to certain exclusions and procedures set forth in the Indemnification Agreement.

The foregoing description of the Indemnification Agreement is not complete and is qualified in its entirety by reference to the full text of the Form of Indemnification Agreement, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 26, 2009 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Form of Indemnification Agreement (filed as Exhibit 10.1 to the Company’s Current Report of Form 8-K filed with the SEC on June 26, 2009 and incorporated by reference herein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PBSJ CORPORATION

Date: August 19, 2009	By:	/s/ Benjamin P. Butterfield
	Name:	Benjamin P. Butterfield
	Title:	Senior Vice President and General Counsel

Index to Exhibits

Exhibit No.	Description
10.1	Form of Indemnification Agreement (filed as Exhibit 10.1 to the Company’s Current Report of Form 8-K filed with the SEC on June 26, 2009 and incorporated by reference herein).

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